UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 12, 2010

First Keystone Financial, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-25328	23-2576479
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

22 West State Street, Media, Pennsylvania		19063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(610) 565-6210

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02       Results of Operations and Financial Condition

On February 16, 2010, First Keystone Financial, Inc. (the "Company") reported its results of operations for the three months ended December 31, 2009.

For additional information, reference is made to the Company's press release dated February 16, 2010, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.  The press release attached hereto is being furnished to the Securities and Exchange Commission (the “SEC”) and shall not be deemed to be "filed" for any purpose except otherwise provided herein.

ITEM 2.06       Material Impairments

In early February 2010, the Company determined to sell two of its five investments in pooled trust preferred securities with an aggregate recorded book value and an estimated aggregate fair value of $4.8 million and $3.3 million, respectively, at December 31, 2009 (with an aggregate unrealized loss of $1.6 million (pre-tax) recorded as a component of other comprehensive income at such date). Subsequently, the Company sold such securities on February 12, 2010 for an aggregate sales price of $2.7 million, resulting in a pre-tax loss of $2.1 million, which will be recognized in the quarter ending March 31, 2010. In connection with the recognition of the loss, the Company will eliminate the $1.6 million (pre-tax) unrealized loss previously recorded as a component of other comprehensive income with respect to such securities. As a result of the sale of two of the Company’s investments in pooled trust preferred securities, the Company believes that it also will be required to recognize losses for the quarter ended March 31, 2010 with respect to its investment in the three remaining pooled trust preferred securities. At December 31, 2009, these three pooled trust preferred securities that the Company continues to hold had an aggregate recorded book value and an estimated aggregate fair value of approximately $2.8 million and $1.9 million, respectively (with an aggregate unrealized loss of approximately $968,000 (pre-tax) recorded as a component of other comprehensive income at such date).  The actual amount of the loss that will be required to be recognized in the second quarter of fiscal 2010 with respect to these three securities may be more or less than the amount of unrealized losses reflected in stockholders’ equity as of December 31, 2009.

ITEM 8.01       Other Events

On February 16, 2010, the Company issued a press release reporting its results of operations for the three months ended December 31, 2009. Reference is made to the Company’s press release dated February 16, 2010, which is included as Exhibit 99.1 hereto and incorporated herein by reference thereto.  The press release attached hereto is being furnished to the SEC and shall not be deemed to be “filed” for any purpose except otherwise provided herein or incorporated into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as may be expressly set forth by specific reference in such filing.

ITEM 9.01	Financial Statements and Exhibits

	(a)	Not applicable.
	(b)	Not applicable.
	(c)	Not applicable.
	(d)	Exhibits

The following exhibits are filed herewith.
Exhibit Number	Description
99.1	Press release dated February 16, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST KEYSTONE FINANCIAL, INC.

Date: February 16, 2010	By:	/s/David M. Takats
David M. Takats
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated February 16, 2010